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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 27, 2007

                                MICROISLET, INC.
               (Exact Name of Registrant as Specified in Charter)


           Nevada                  001-32202                88-0408274
----------------------------      -----------         ------------------------
(State or Other Jurisdiction      (Commission              (IRS Employer
      of Incorporation)           File Number)          Identification No.)

        6370 Nancy Ridge Drive, Suite 112
             San Diego, California                        92121
     ----------------------------------------       ------------------
     (Address of Principal Executive Offices)            Zip Code

                                 (858) 657-0287
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 3.01    NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
             OR STANDARD; TRANSFER OF LISTING.

As previously reported, on April 20, 2007, we received a letter from the American Stock Exchange (Amex) indicating a staff determination of its intent to strike our common stock from Amex by filing an application with the Securities and Exchange Commission (SEC), pursuant to Section 1009(d) of the Amex Company Guide. We had a right to request a hearing before a Listing Qualification Panel to appeal the delisting decision. The request for a hearing was required to be filed on or prior to April 27, 2007.

On April 27, 2007, we informed the Amex that our board of directors has decided not to request a hearing and to accept the delisting determination. As a result, Amex will suspend trading in our common stock and will promptly initiate delisting proceedings by submitting an application to the SEC to strike our common stock from listing and registration on the Amex.

We intend to apply for listing on the Over-the-Counter Bulletin Board and will announce the new trading symbol for our common stock once it has been assigned. We plan to continue filing reports under the Securities Act of 1934, and to continue to adhere to the corporate governance practices previously established.

On April 27, 2007, we issued a press release announcing the decision by the board of directors not to pursue a hearing before a Listing Qualification Panel. A copy of the press release is attached hereto as Exhibit 99.1.

EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS SET FORTH IN THIS REPORT ON FORM 8-K, INCLUDING THOSE RELATED TO OUR EXPECTATIONS REGARDING AMEX'S DELISTING PROCEEDINGS AND OUR ABILITY TO TRADE OUR COMMON STOCK ON THE OVER-THE-COUNTER BULLETIN BOARD, ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY. AMONG OTHERS, THERE CAN BE NO ASSURANCE THAT ONE OR MORE MARKET MAKERS WILL SUBMIT THE NECESSARY APPLICATIONS FOR OUR COMMON STOCK TO TRADE ON THE OVER-THE-COUNTER BULLETIN BOARD. OTHER RISKS THAT MAY AFFECT FORWARD-LOOKING INFORMATION CONTAINED IN THIS REPORT ARE DETAILED FROM TIME TO TIME IN OUR MOST RECENT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE HEREOF. WE DISCLAIM ANY INTENT OR OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

      (d)    Exhibits

      99.1   Press release dated April 27, 2007


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2007                    MICROISLET, INC.


                                        By: /s/ Kevin A. Hainley
                                            --------------------
                                            Kevin A. Hainley
                                            Interim Chief Financial Officer


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